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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 5, 2003
                Date of Report (Date of earliest event reported)


                        Endurance Specialty Holdings Ltd.
              Exact name of registrant as specified in its charter)

                 Bermuda                             1-31599                            98-032908
                 -------                             -------                            ---------
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           Incorporation)                                                                No.)
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            Crown House, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda
          (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

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
Exhibit No.          Description
-----------          -----------
  99.1               Press Release, dated May 5, 2003, reporting first quarter results
  99.2               Investor Financial Supplement for the quarter ended March 31, 2003
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Item 12. Results of Operations and Financial Condition

         On May 5, 2003, Endurance Specialty Holdings Ltd. issued a press release reporting its results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the Endurance Specialty Holdings Ltd. Investor
Financial Supplement for the quarter ended March 31, 2003 is attached hereto as
Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

         In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange
Act of 1934, or otherwise subject to the liability of that section.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2003



                                            By:      /s/ John V. Del Col
                                               ---------------------------------
                                            Name: John V. Del Col
                                            Title:  General Counsel & Secretary
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                                  EXHIBIT INDEX

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
Exhibit No.          Description
-----------          -----------
       99.1          Press Release, dated May 5, 2003
       99.2          Investor Financial Supplement for the quarter ended March 31, 2003
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